UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

AUGUST 18, 2022

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2200 S. Utica Place, Suite 150, Tulsa, Oklahoma   74114

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code:   (539) 444-8002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.001 par value	EP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On August 18, 2022, Moss Adams LLP (“Moss Adams”) resigned as the independent registered public accounting firm of Empire Petroleum Corporation, a Delaware corporation (the “Corporation”). Moss Adams was not engaged to perform any work beyond the review of the Corporation’s unaudited condensed consolidated financial statements as of June 30, 2022, and for the three-month and six-month periods ended June 30, 2022, included in the Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022.

The report of Moss Adams on the financial statements for the year ended December 31, 2021 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the year ended December 31, 2021 and the subsequent interim period through August 18, 2022, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Moss Adams would have caused Moss Adams to make reference thereto in its reports on the Corporation’s financial statements for such year. During the year ended December 31, 2021 and the subsequent interim period through August 18, 2022, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weakness identified as of December 31, 2021 in the Corporation’s internal control over financial reporting as the Corporation does not have sufficient resources in our accounting function with appropriate accounting expertise to appropriately apply GAAP for complex and non-routine transactions and prepare associated financial statement disclosures.

Pursuant to Item 304(a)(3) of Regulation S-K, the Corporation provided Moss Adams with a copy of the disclosures it is making herein and requested that Moss Adams furnish the Corporation with a letter addressed to the SEC stating whether Moss Adams agrees with the above statements. A copy of such letter, dated August 23, 2022, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On August 23, 2022, Grant Thornton LLP (“Grant Thornton”) was engaged by the Corporation’s Audit Committee as the Corporation’s new independent registered public accounting firm for the fiscal year ending December 31, 2022, effective immediately.

During the fiscal years ended December 31, 2021 and December 31, 2020 and through the subsequent interim period as of August 23, 2022, neither the Corporation, nor any party on behalf of the Corporation, consulted with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the audit opinion that might be rendered regarding the Corporation’s consolidated financial statements, and no written report or oral advice was provided to the Corporation by Grant Thornton that was an important factor considered by the Corporation in deciding on any accounting, auditing or financial reporting issue, or (ii) any matter subject to any “disagreement” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed or furnished herewith.

Exhibit Number	Description

16.1	Letter from Moss Adams LLP to the Securities and Exchange Commission, dated August 23, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: August 23, 2022	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President

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